SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported): October 1, 2005


                        ETERNAL TECHNOLOGIES GROUP, INC.
             (Exact name of Registrant as specified in its charter)


                                     0-27929
                            (Commission file number)

                   Nevada                                      62-1655508
(State or other jurisdiction of incorporation)             (I.R.S. Employer
                                                          Identification Number)


                     Sect. D, 5/F, Block A. Innotech Tower,
                 235 Nanjing Rd. Heping District, Tianjin 300052
               (Address of principal executive offices) (Zip code)


                               011-86-22-2721-7020
              (Registrant's telephone number, including area code)

                   __________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2. below).

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) uner the Exchange Act (17 CFR 240.14d-2(b)).


Item 2.01 Completion of Acquisition or Disposition of Assets

     Effective as the close of business on September 30, 2005, the Company acquired all of the issued and outstanding shares of E-"Sea Biomedical Engineering Co. International, Ltd. ("E-Sea") for 18,500,00 RMB (US$ 2,283,950) in cash and 18,500,00 RMB in restricted securities of Company (priced at US$ .40 per share, the closing price of the stock as of the date the transaction was negotiated) or 5,709,875 shares.

     E-Sea holds three Chinese patents and manufactures mammary gland detection instruments at its facilities in Shenzhen, China. These devices takes approximately four minutes to conduct an examination of the breasts and has an accuracy rate of more than 96% in the early detection of breast cancer.

     For the six months ended June 30, 2005, E-Sea reported net earnings after taxes of US$1,867,983 and had equity of US$4,277,622. E-Sea will continue to operate as a separate subsidiary of the Company.

 Item 2.02 Results of Operations and Financial Conditions

     On June 7, 2005, the Company issued a press release updating the market on its year to date business. Because of a translation problem, the press release stated that "the signed contracts represent $15,974,688 in revenue year to date." The release should have stated that the contract will produce a revenue stream over the term of the contract of $15,974,688. The bulk of the revenue from the contracts will be earned during the third and fourth calendar quarters of 2005. A copy of the corrected press release is included as an Exhibit to this filing. The corrections to the original press release are underscored.

         Item 9.01. Financial Statements and Exhibits

2.1  Financial Statements of E-Sea Biomedical Engineering Co. International Ltd.

2.2 Exchange Agreement by and between Eternal Technologies Group, Inc. and E-Sea Biomedical Engineering Co. International Ltd.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ETERNAL TECHNOLOGIES GROUP, INC.


October 1, 2005                          /s/ JiJun Wu
                                         President and Chief Executive Officer

2.1  Financial Statements of E-Sea Biomedical Engineering Co. International Ltd.

E-SEA BIOMEDICAL ENGINEERING CO. INTERNATIONAL, LTD.
CONSOLIDATED BALANCE SHEET
December 31, 2004
(UNITED STATES DOLLARS)

                                                                              2004
                                                                       ---------------------

ASSETS
CURRENT ASSETS
  Cash and Cash equivalents                                        $              1,077,078
  Accounts receivable                                                                 9,025
  Inventories                                                                        51,146
                                                                      ----------------------

TOTAL CURRENT ASSETS                                                              1,137,249

FIXED ASSETS (NET)                                                                  632,626
  (net of accumulated depreciation of $69,898 in 2004)

PATENT USE RIGHTS (NET)                                                           1,373,494
                                                                      ----------------------
   (net of accumulated amortization of $72,289 in 2004)

TOTAL ASSETS                                                       $              3,143,369
                                                                      ======================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Tax Payable                                                     $                 84,255
                                                                      ----------------------

TOTAL CURRENT LIABILITIES                                                            84,255
                                                                      ----------------------

SHAREHOLDERS' EQUITY
   Common shares - 50,000 shares authorized, at $1.00 par,
   1,000 shares issued and outstanding at December 31, 2004                           1,000
   Paid - in capital                                                              2,408,639
   Retained earnings                                                                649,475
                                                                      ----------------------

TOTAL SHAREHOLDERS' EQUITY                                                        3,059,114
                                                                      ----------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                         $              3,143,369
                                                                      ======================

E-SEA BIOMEDICAL ENGINEERING CO. INTERNATIONAL, LTD.
CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2004
(UNITED STATES DOLLARS)

                                                             2004
                                                  ----------------------

SALES                                              $           1,433,962

COST OF SALES                                                    376,347

SELLING TAX                                        $               3,442
                                                  ----------------------

GROSS PROFIT                                                   1,054,173

DEPRECIATION AND AMORTIZATION                                    152,531

SELLING AND ADMINISTRATIVE EXPENSES                              137,554
                                                  ----------------------

NET INCOME BEFORE INCOME TAXES                                   764,088
                                                  ----------------------

INCOME TAXES                                                     114,613
                                                  ----------------------

NET INCOME                                         $             649,475
                                                  ======================

EARNINGS PER SHARE                                 $                 649
                                                  ======================

Weighted average number of common
  shares outstanding
  Basic and diluted                                                1,000
                                                  ======================

E-SEA BIOMEDICAL ENGINEERING CO. INTERNATIONAL, LTD.
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2004
(UNITED STATES DOLLARS)


                             Common              Common
                             Stock               Stock          Paid -          Retained
                                                                in
                             Share               Amount         Capital         Earnings       Total
                             ----------     ---------------    -----------    ------------   ----------


Common stock                     1,000      $     1,000      $          -      $       -     $   1,000

Shareholder investment               -                -         2,408,639              -     2,408,639

Net income                           -                -                 -        649,475       649,475
                             ----------    ----------------    -----------    -----------   -----------

Balance, December 31, 2004       1,000      $     1,000      $  2,408,639      $ 649,475    $3,059,114
                             ==========    ================    ===========    ===========   ===========

E-SEA BIOMEDIICAL ENGINEERING CO. INTERNATIONAL, LTD.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2004
(UNITED STATES DOLLARS)

                                                               December 31
                                                             ----------------
                                                                  2004

CASH FLOWS FROM OPERATING ACTIVITIES
    Net income (loss)                                     $          649,475
    Depreciation and amortization                                    142,187
(Increase) decrease in assets:
    Inventories                                                     (51,146)
    Accounts receivable                                              (9,025)
Increase (decrease) in liabilities:
    Accounts payable and accrued expenses                             84,255
Net cash provided by (used in) operating activities                  815,746
                                                             ----------------
CASH FLOW FROM INVESTING ACTIVITIES
    Fixed assets                                                   (702,524)
    Patent use right                                             (1,445,783)
Net cash provided by investing activities                        (2,148,307)
                                                             ----------------
CASH FLOW FROM FINANCING ACTIVITIES
    Common stock                                                       1,000
    Paid-in capital                                                2,408,639
Net cash provided by financing activities                          2,409,639
                                                             ----------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                          1,077,078
    Cash and bank balances, beginning of period                            -
                                                             ----------------
    Cash and bank balance, at end of period               $        1,077,078
                                                             ================

E-SEA BIOMEDICAL ENGINEERING CO. INTERNATIONAL, LTD.
CONSOLIDATED BALANCE SHEET
December 31, 2004 and June 30, 2005
(UNITED STATES DOLLARS)


                                                                                    June 30
                                                                                     2005
                                                                              -------------

ASSETS
CURRENT ASSETS
  Cash and Cash equivalents                                                    $      924,680
  Accounts receivable                                                                  47,136
  Prepayments                                                                         578,313
  Inventories                                                                         113,036
                                                                                  ------------

TOTAL CURRENT ASSETS                                                                1,663,165

LONG-TERM INVESTMENT                                                                  506,024

FIXED ASSETS (NET)                                                                    546,008
  (net of accumulated depreciation of $69,898 in 2004)

PATENT USE RIGHTS (NET)                                                             1,590,361
                                                                                  ------------
   (net of accumulated amortization of $72,289 in 2004)

TOTAL ASSETS                                                                   $    4,305,558
                                                                                  ============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Accounts Payable                                                                     3,146
   Tax Payable                                                                         24,790
                                                                                  ------------

TOTAL CURRENT LIABILITIES                                                              27,936
                                                                                  ------------

SHAREHOLDERS' EQUITY
   Common shares - 50,000 shares authorized, at $1.00 par,
   1,000 shares issued and outstanding at December 31, 2004 and June 30, 2005           1,000
   Paid - in capital                                                                2,408,639
   Retained earnings                                                                1,867,983
                                                                                  ------------

TOTAL SHAREHOLDERS' EQUITY                                                          4,277,622
                                                                                  ------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                     $    4,305,558
                                                                                  ============

E-SEA BIOMEDICAL ENGINEERING CO. INTERNATIONAL, LTD.
CONSOLIDATED STATEMENTS OF INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2005
(UNITED STATES DOLLARS)

                                                                June 30
                                                                 2005
                                                           ------------------

SALES                                                     $       1,257,104

COST OF SALES                                                       380,958

SELLING TAX                                               $           3,017
                                                           -----------------

GROSS PROFIT                                                        873,129

DEPRECIATION AND AMORTIZATION                                        82,691

SELLING AND ADMINISTRATIVE EXPENSES                                 293,732

OTHER INCOME                                                      1,445,783
                                                           ------------------

NET INCOME BEFORE INCOME TAXES                                    1,942,489
                                                           ------------------

INCOME TAXES                                                         74,506
                                                           ------------------

NET INCOME                                                $       1,867,983
                                                           ==================

EARNINGS PER SHARE                                        $           1,868
                                                           ==================

Weighted average number of common
  shares outstanding
  Basic and diluted                                                   1,000
                                                           ==================

E-SEA BIOMEDICAL ENGINEERING CO. INTERNATIONAL, LTD.
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
FOR SIX MONTHS ENDED JUNE 30, 2005
(UNITED STATES DOLLARS)


                     Common          Common
                     Stock           Stock               Paid - in            Retained
                     Share           Amount              Capital              Earnings        Total
                     -------------  --------------    -----------------    ------------    ------------


Balance, December       1,000        $    1,000      $     2,408,639      $   649,475     $ 3,059,114
31, 2004

Earnings                    -                 -                    -         (649,475)       (649,475)
distributed

Net income                  -                 -                    -        1,867,983       1,867,983
                     ---------      ------------    -----------------    ------------    ------------

Balance, June 30,       1,000        $    1,000      $     2,408,639      $ 1,867,983     $ 4,277,622
2005
                     =========      ============    =================    ============    ============

E-SEA BIOMEDIICAL ENGINEERING CO. INTERNATIONAL, LTD.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR SIX MONTHS ENDED JUNE 30, 2005
(UNITED STATES DOLLARS)

                                                                 June 30
                                                             ----------------
                                                                  2005

CASH FLOWS FROM OPERATING ACTIVITIES
    Net income (loss)                                     $        (227,275)
    Depreciation and amortization                                    231,196
(Increase) decrease in assets:
    Inventories                                                     (61,890)
    Accounts receivable                                             (38,111)
    Prepayments and deposits                                       (578,313)
Increase (decrease) in liabilities:
    Accounts payable and accrued expenses                           (56,319)
Net cash provided by (used in) operating activities                (730,712)
                                                             ----------------
CASH FLOW FROM INVESTING ACTIVITIES
    Project in construction (selling units)                        (506,024)
    Assets acquired by investment                                  (361,445)
Net cash provided by investing activities                          (867,469)
                                                             ----------------
CASH FLOW FROM FINANCING ACTIVITIES
    Capital contributed                                            1,445,783
Net cash provided by financing activities                          1,445,783
                                                             ----------------
NET INCREASE IN CASH AND CASH EQUIVALENTS                          (152,398)
    Cash and bank balances, beginning of period                    1,077,078
                                                             ----------------
    Cash and bank balance, at end of period              $           924,680
                                                             ================

                               EXCHANGE AGREEMENT


                                     Between

                        Eternal Technologies Group, Inc.

                                       and

               E-Sea Biomedical Engineering Co. International Ltd.






                            Dated: September 30, 2005

                           TABLE OF CONTENTS


ARTICLE I    REPRESENTATIONS, COVENANTS, AND WARRANTIES OF E-SEA BIOMEDICAL ENGINEERING CO INTERNATIONAL LTD.

             1.01              Organization..........................................................        2
             1.02              Capitalization........................................................        2
             1.03              Subsidiaries and Predecessor Corporations.............................        2
             1.04              Financial Statements..................................................        2
             1.05              Information...........................................................        2
             1.06              Options and Warrants..................................................        2
             1.07              Title and Related Matters.............................................        2
             1.08              Litigation and Proceedings............................................        3
             1.09              Contracts.............................................................        3
             1.10              Material Contract Defaults............................................        3
             1.11              No Conflict With Other Instruments....................................        3
             1.12              Governmental Authorizations...........................................        4
             1.13              Compliance With Laws and Regulations..................................        4
             1.14              Insurance.............................................................        4
             1.15              Approval of Agreement.................................................        4
             1.16              Material Transactions or Affiliations.................................        4
             1.17              Labor Relations.......................................................        4
             1.18              E-Sea Schedules.......................................................        4
             1.19              Bank Accounts; Power of Attorney......................................        5
             1.20              Valid Obligation......................................................        5

ARTICLE II   REPRESENTATIONS, COVENANTS, AND WARRANTIES OF ETERNAL TECHNOLOGIES GROUP, INC.

             2.01              Organization..........................................................        5
             2.02              Capitalization........................................................        6
             2.03              Subsidiaries and Predecessor Corporations ............................        6
             2.04              Securities Filings; Financial Statements..............................        6
             2.05              Options and Warrants..................................................        6
             2.06              Litigation and Proceedings............................................        6
             2.07              Material Contract Defaults............................................        6
             2.08              No Conflict With Other Instruments....................................        6
             2.09              Governmental Authorizations...........................................        6
             2.10              Compliance With Laws and Regulations..................................        7
             2.11              Approval of Agreement.................................................        7
             2.12              Continuity of Business Enterprises....................................        7
             2.13              Valid Obligation......................................................        7


ARTICLE III  PLAN OF EXCHANGE

             3.01              The Exchange..........................................................        7
             3.02              Closing...............................................................        7
             3.03              Closing Events........................................................        8
             3.04              Termination...........................................................        8

ARTICLE IV   SPECIAL COVENANTS

             4.01              Access to Properties and Records......................................        9
             4.02              Delivery of Books and Records.........................................        9
             4.03              Third Party Consents and Certificates.................................        9
             4.04              Consent of the E-Sea Shareholders.....................................       10
             4.05              Actions Prior to Closing..............................................       10
             4.06              Sales Under Rule 144 or 145, If Applicable............................       10
             4.07              Indemnification.......................................................       11
             4.08              Retention of Shares...................................................       11


ARTICLE V    CONDITIONS PRECEDENT TO OBLIGATIONS OF ETERNAL TECHNOLOGIES GROUP, INC.


             5.01              Accuracy of Representations and Performance of Covenants..............       11
             5.02              Officer's Certificates................................................       11
             5.03              No Material Adverse Change............................................       12
             5.04              Good Standing.........................................................       12
             5.05              Approval by E-Sea Shareholders........................................       12
             5.06              No Governmental Prohibitions..........................................       12
             5.07              Consents..............................................................       12
             5.08              Other Items...........................................................       12

ARTICLE VI   CONDITIONS  PRECEDENT TO OBLIGATIONS OF E-SEA BIOMEDICAL  ENGINEERING CO INTERNATIONAL  LTD. AND THE E-SEA BIOMEDICAL
             ENGINEERING CO INTERNATIONAL LTD.  SHAREHOLDERS

             6.01              Accuracy of Representations and Performance of Covenants..............       12
             6.02              Officer's Certificate.................................................       12
             6.03              No Material Adverse Change............................................       13
             6.04              Good Standing.........................................................       13
             6.05              No Governmental Prohibition...........................................       13
             6.06              Consents..............................................................       13
             6.07              Other Items...........................................................       13

ARTICLE VII  MISCELLANEOUS

             7.01              Brokers...............................................................       13

             7.02              Governing Law.........................................................       13
             7.03              Notices...............................................................       13
             7.04              Attorney's Fees.......................................................       14
             7.05              Confidentiality.......................................................       14
             7.06              Public Announcements and Filings......................................       14
             7.07              Schedules; Knowledge..................................................       14
             7.08              Third Party Beneficiaries.............................................       14
             7.09              Expenses..............................................................       14
             7.10              Entire Agreement......................................................       15
             7.11              Survival; Termination.................................................       15
             7.12              Counterparts..........................................................       15
             7.13              Amendment or Waiver...................................................       15
             7.14              Best Effortss.........................................................       15

                               EXCHANGE AGREEMENT


THIS EXCHANGE AGREEMENT (hereinafter referred to as this "Agreement") is entered into as of this ___ day of September by and between Eternal Technologies Group, Inc. a Nevada corporation (hereinafter referred to as "Eternal")and E-Sea Biomedical Engineering Co. International, Ltd., a British Virgin Islands corporation (hereinafter referred to as "E-Sea"), upon the following premises:

                                    Premises

     WHEREAS, Eternal is a publicly held corporation organized under the laws of the State of Nevada and engaged in animal husbandry and meat processing;

     WHEREAS, E-Sea is a privately held corporation organized under the laws of the British Virgin Islands and engaged in the ownership and operation of animal husbandry and meat processing company;

     WHEREAS, management of the constituent corporations entered into a letter of intent (the "Letter of Intent") dated July 31, 2005 pursuant to which Eternal agreed to acquire 100% of the issued and outstanding securities of E-Sea in exchange for the issuance of certain shares of Eternal and the payment of cash (the "Exchange") and E-Sea agreed to use its best efforts to cause its shareholders (the "E-Sea Shareholders") to exchange their securities of E-Sea on the terms described herein; and

     WHEREAS, Eternal and E-Sea desire to set forth the specific terms of the Exchange.

                                    Agreement

     NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, it is hereby agreed as follows:

                                    ARTICLE I

               REPRESENTATIONS, COVENANTS, AND WARRANTIES OF E-SEA

     As an inducement to, and to obtain the reliance of Eternal, except as set forth on the E-Sea Schedules (as hereinafter defined), E-Sea represents and warrants as follows:

     Section 1.01 Organization. E-Sea is a corporation duly organized, validly existing, and in good standing under the laws of the British Virgin Islands and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the states or countries in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification, except where failure to be so qualified would not have a material adverse effect on its business. Included in the E-Sea Schedules are complete and correct copies of the Memorandum and articles of association of E-Sea as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of E-Sea's Memorandum and articles of association. E-Sea has taken all actions required by law, its articles of incorporation, or otherwise to authorize the execution and delivery of this Agreement. E-Sea has full power, authority, and legal right and has taken all action required by law, its articles of incorporation, and otherwise to consummate the transactions herein contemplated.

     Section 1.02 Capitalization. The authorized capitalization of E-Sea consists of 50,000 shares of common stock, $1.00 par value, of which 1,000 shares are currently issued and outstanding and no shares of preferred stock. All issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person.


     Section 1.03 Subsidiaries and Predecessor Corporations. E-Sea does not have any predecessor corporation(s) but does have subsidiaries as disclosed on
Schedule 1.03, and does not own, beneficially or of record, any shares of any other corporation, except as disclosed in Schedule 1.03. For purposes hereinafter, the term "E-Sea" also includes those subsidiaries, if any, set forth on Schedule 1.03.

         Section 1.04      Financial Statements.

     (a) Included in the E-Sea Schedules are (i) the unaudited balance sheets and the related statements of operations of E-Sea as of and for the period ended December 31, 2004 and June 30, 2005.

     (b) All such financial statements have been prepared in accordance with generally accepted accounting principles. The E-Sea balance sheet present a true and fair view as of the date of such balance sheet of the financial condition of E-Sea. E-Sea did not have, as of the date of such balance sheets, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected in the balance sheets or the notes thereto, prepared in accordance with generally accepted accounting principles, and all assets reflected therein are properly reported and present fairly the value of the assets of E-Sea in accordance with generally accepted accounting principles.

     (c) E-Sea has no liabilities with respect to the payment of any federal, province, county, local or other taxes (including any deficiencies, interest or penalties), except for taxes accrued but not yet due and payable.

     (d) E-Sea has filed all provincial, federal or local income and/or franchise tax returns required to be filed by it from inception to the date hereof. Each of such income tax returns reflects the taxes due for the period covered thereby, except for amounts which, in the aggregate, are immaterial.

     (e) The books and records, financial and otherwise, of E-Sea are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

     (f) All of E-Sea's assets are reflected on its financial statements, and, except as set forth in the E-Sea Schedules or the financial statements of E-Sea or the notes thereto, E-Sea has no material liabilities, direct or indirect, matured or unmatured, contingent or otherwise.

     Section 1.05 Information. The information concerning E-Sea set forth in this Agreement and in the E-Sea Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading. In addition, E-Sea has fully disclosed in writing to Eternal (through this Agreement or the E-Sea Schedules) all information relating to matters involving E-Sea or its assets or its present or past operations or activities which (i) indicated or may indicate, in the aggregate, the existence of a greater than $25,000 of diminution in value, (ii) have led or may lead to a competitive disadvantage on the part of E-Sea or (iii) either alone or in aggregation with other information covered by this Section, otherwise have led or may lead to a material adverse effect on the transactions contemplated herein or on E-Sea, its assets, or its operations or activities as presently conducted or as contemplated to be conducted after the Closing Date, including, but not limited to, information relating to governmental, employee, environmental, litigation and securities matters and transactions with affiliates.

     Section 1.06 Options or Warrants. There are no existing options, warrants, calls, or commitments of any character relating to the authorized and unissued common stock,

     Section 1.07 Title and Related Matters. E-Sea has good and marketable title to all of its properties, inventory, interests in properties, and assets, real and personal, which are reflected in the June 30, 2005 balance sheet (except properties, inventory, interests in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business) free and clear of all liens, pledges, charges, or encumbrances except (a) statutory liens or claims not yet delinquent; (b) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties; and (c) as described in the E-Sea Schedules. Except as set forth in the E-Sea Schedules, E-Sea owns, free and clear of any liens, claims, encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever, any and all products it is currently manufacturing, including the underlying technology and data, and all procedures, techniques, marketing plans, business plans, methods of management, or other information utilized in connection with E-Sea's business. Except as set forth in the E-Sea Schedules, no third party has any right to, and E-Sea has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, propriety techniques, trademarks, service marks, trade names, or copyrights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse effect on the business, operations, financial condition, income, or business prospects of E-Sea or any material portion of its properties, assets, or rights.

     Section 1.08 Litigation and Proceedings. Except as set forth in the E-Sea Schedules, there are no actions, suits, proceedings, or investigations pending or, to the knowledge of E-Sea after reasonable investigation, threatened by or against E-Sea or affecting E-Sea or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. E-Sea does not have any knowledge of any material default on its part with respect to any judgment, order, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

          Section 1.09     Contracts.

     (a) Except as included or described in the E-Sea Schedules, there are no "material" contracts, agreements, franchises, license agreements, debt instruments or other commitments to which E-Sea is a party or by which it or any of its assets, products, technology, or properties are bound other than those incurred in the ordinary course of business (as used in this Agreement, a "material" contract, agreement, franchise, license agreement, debt instrument or commitment is one which (i) will remain in effect for more than six (6) months after the date of this Agreement or (ii) involves aggregate obligations of at least fifty thousand dollars ($50,000));

     (b) All contracts, agreements, franchises, license agreements, and other commitments to which E-Sea is a party or by which its properties are bound and which are material to the operations of E-Sea taken as a whole are valid and enforceable by E-Sea in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

     (c) E-Sea is not a party to or bound by, and the properties of E-Sea are not subject to any contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree, or award which materially and adversely affects, the business operations, properties, assets, or condition of E-Sea; and

     (d) Except as included or described in the E-Sea Schedules or reflected in the most recent June 30, 2005 balance sheet, E-Sea is not a party to any oral or written (i) contract for the employment of any officer or employee which is not terminable on 30 days, or less notice; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan,
(iii) agreement, contract, or indenture relating to the borrowing of money, (iv) guaranty of any obligation, other than one on which E-Sea is a primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations which, in the aggregate do not exceed more than one year or providing for payments in excess of $25,000 in the aggregate; (vi) collective bargaining agreement; or (vii) agreement with any present or former officer or director of E-Sea.

     Section 1.10 Material Contract Defaults. E-Sea is not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets or condition of E-Sea and there is no event of default in any material respect under any such contract, agreement, lease, or other commitment in respect of which E-Sea has not taken adequate steps to prevent such a default from occurring.

     Section  1.11 No Conflict  With Other  Instruments.  The  execution of this
Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute an event of default under, or terminate, accelerate or modify the terms of any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which E-Sea is a party or to which any of its properties or operations are subject.

     Section 1.12 Governmental Authorizations. Except as set forth in the E-Sea Schedules, E-Sea has all licenses, franchises, permits, and other governmental authorizations that are legally required to enable it to conduct its business in all material respects as conducted on the date hereof. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by E-Sea of this Agreement and the consummation by E-Sea of the transactions contemplated hereby.

     Section 1.13 Compliance With Laws and Regulations. Except as set forth in the E-Sea Schedules, to the best of its knowledge E-Sea has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of E-Sea or except to the extent that noncompliance would not result in the occurrence of any material liability for E-Sea.

     Section 1.14 Insurance. All of the properties of E-Sea are fully insured for their full replacement cost.


     Section 1.15 Approval of Agreement. The board of directors of E-Sea has authorized the execution and delivery of this Agreement by E-Sea and has approved this Agreement and the transactions contemplated hereby, and will recommend to the E-Sea Shareholders that the Exchange be accepted by them.

     Section 1.16 Material Transactions or Affiliations. Set forth in the E-Sea Schedules is a description of every contract, agreement, or arrangement between E-Sea and any predecessor and any person who was at the time of such contract, agreement, or arrangement an officer, director, or person owning of record, or known by E-Sea to own beneficially, 5% or more of the issued and outstanding common stock of E-Sea and which is to be performed in whole or in part after the date hereof or which was entered into not more than three years prior to the date hereof. Except as disclosed in the E-Sea Schedules or otherwise disclosed herein, no officer, director, or 5% shareholder of E-Sea has, or has had since inception of E-Sea any known interest, direct or indirect, in any transaction with E-Sea which was material to the business of E-Sea. There are no commitments by E-Sea, whether written or oral, to lend any funds, or to borrow any money from, or enter into any other transaction with, any such affiliated person.

     Section 1.17 Labor Relations. E-Sea has not had work stoppage resulting from labor problems. To the knowledge of E-Sea no union or other collective bargaining organization is organizing or attempting to organize any employee of E-Sea.

     Section 1.18 E-Sea Schedules. E-Sea has delivered to Eternal the following schedules, which are collectively referred to as the " E-Sea Schedules" and which consist of separate schedules dated as of the date of execution of this Agreement, all certified by the chief executive officer of E-Sea as complete, true, and correct as of the date of this Agreement in all material respects:

     (a) a schedule containing complete and correct copies of the memorandum and articles of association of E-Sea in effect as of the date of this Agreement;

     (b) a schedule containing the financial statements of E-Sea identified in paragraph 1.04(a);

     (c) a Schedule 1.19(c) containing a list indicating the name and address of each shareholder of E-Sea together with the number of shares owned by him, her or it;

     (d) a schedule containing a description of all real property owned by E-Sea, together with a description of every mortgage, deed of trust, pledge, lien, agreement, encumbrance, claim, or equity interest of any nature whatsoever in such real property;

     (e) copies of all licenses, permits, and other governmental authorizations (or requests or applications therefor) pursuant to which E-Sea carries on or proposes to carry on its business (except those which, in the aggregate, are immaterial to the present or proposed business of E-Sea);

     (f) a schedule listing the accounts receivable and notes and other obligations receivable of E-Sea as of June 30, 2005 or thereafter other than in the ordinary course of business of E-Sea indicating the debtor and amount, and classifying the accounts to show in reasonable detail the length of time, if any, overdue, and stating the nature and amount of any refunds, set offs, reimbursements, discounts, or other adjustments, which are in the aggregate material and due to or claimed by such debtor;

     (g) a schedule listing the accounts payable and notes and other obligations payable of E-Sea as of June 30, 2005, or that arose thereafter other than in the ordinary course of the business of E-Sea indicating the creditor and amount, classifying the accounts to show in reasonable detail the length of time, if any, overdue, and stating the nature and amount of any refunds, set offs, reimbursements, discounts, or other adjustments, which in the aggregate are material and due to or claimed by E-Sea respecting such obligations;

     (h) a schedule setting forth any other information, together with any required copies of documents, required to be disclosed in the E-Sea Schedules by Sections 1.01 through 1.19.

     E-Sea shall cause the E-Sea Schedules and the instruments and data delivered to Eternal hereunder to be promptly updated after the date hereof up to and including the Closing Date.

     It is understood and agreed that not all of the schedules referred to above have been completed or are available to be furnished by E-Sea. E-Sea shall have until November 30, 2005 to provide such schedules. If E-Sea cannot or fails to do so, or if E-Sea acting reasonably finds any such schedules or updates provided after the date hereof to be unacceptable according to the criteria set forth below, Eternal may terminate this Agreement by giving written notice to E-Sea within five (5) days after the schedules or updates were due to be produced or were provided. For purposes of the foregoing, Eternal may consider a disclosure in the E-Sea Schedules to be "unacceptable" only if that item would have a material adverse impact on the financial statements listed in Section 1.04(a), taken as a whole.

     Section 1.19 Bank Accounts; Power of Attorney. Set forth in Schedule 1.21 is a true and complete list of (a) all accounts with banks, money market mutual funds or securities or other financial institutions maintained by E-Sea within the past twelve (12) months, the account numbers thereof, and all persons authorized to sign or act on behalf of E-Sea, (b) all safe deposit boxes and other similar custodial arrangements maintained by E-Sea within the past twelve
(12) months, and (c) the names of all persons holding powers of attorney from E-Sea or who are otherwise authorized to act on behalf of E-Sea with respect to any matter, other than its officers and directors, and a summary of the terms of such powers or authorizations.

     Section 1.20 Valid Obligation. This Agreement and all agreements and other documents executed by E-Sea in connection herewith constitute the valid and binding obligation of E-Sea, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.


                                   ARTICLE II

 REPRESENTATIONS, COVENANTS, AND WARRANTIES OF ETERNAL TECHNOLOGIES GROUP, INC.

     As an inducement to, and to obtain the reliance of E-Sea and the E-Sea Shareholders, except as set forth in the Eternal Schedules (as hereinafter defined), Eternal represents and warrants as follows:

     Section 2.01 Organization. Eternal is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets, to carry on its business in all material respects as it is now being conducted, and except where failure to be so qualified would not have a material adverse effect on its business, there is no jurisdiction in which it is not qualified in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the Eternal Schedules are complete and correct copies of the certificate of incorporation and bylaws of Eternal as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of Eternal 's certificate of incorporation or bylaws. Eternal has taken all action required by law, its certificate of incorporation, its bylaws, or otherwise to authorize the execution and delivery of this Agreement, and Eternal has full power, authority, and legal right and has taken all action required by law, its certificate of incorporation, bylaws, or otherwise to consummate the transactions herein contemplated.



     Section 2.02 Capitalization. Eternal 's authorized capitalization consists of 95,000,000 shares of common stock, par value $.001 of which 30,913,531 shares are issued and outstanding and 5,000,000 shares of Preferred Stock, par value $.001, of which no shares are issued and outstanding. All issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person.

     Section 2.03 Subsidiaries and Predecessor Corporations. Eternal's predecessor corporation was Waterford Sterling Corporation. Its subsidiaries are disclosed in Schedule 2.03. For purposes hereinafter, the term " Eternal " also includes those subsidiaries, if any, set forth on Schedule 2.03.

     Section 2.04 Securities Filings; Financial Statements.

     (a) Since December 12, 2002, the effective date of its acquisition by Waterford Sterling, Eternal has timely filed all forms, reports and documents required to be filed with the Securities and Exchange Commission, and has heretofore delivered to E-Sea, in the form filed with the Commission, (i) all quarterly and annual reports on Forms 10-QSB and 10-KSB filed since December 12, 2002, (ii) all other reports filed by Eternal with the Securities and Exchange Commission since December 31, 2004 (collectively, the "SEC Reports") and (iv) all comment letters from the Securities and Exchange Commission with respect to the SEC Reports. The SEC Reports (i) were prepared in accordance with the requirements of the Securities Exchange Act of 1934 or the Securities Act of 1933, as appropriate, and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     Section 2.05 Options or Warrants. There are no existing options, warrants, calls, or commitments of any character relating to the authorized and unissued stock of Eternal.

     Section 2.06 Litigation and Proceedings. There are no actions, suits, proceedings or investigations pending or, to the knowledge Eternal after reasonable investigation, threatened by or against Eternal or affecting Eternal or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind except as disclosed in Schedule 2.06. Eternal has no knowledge of any default on its part with respect to any judgement, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator, or governmental agency or instrumentality or any circumstance which after reasonable investigation would result in the discovery of such default.


     Section 2.07 Material Contract Defaults. Eternal is not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets or condition of Eternal and there is no event of default in any material respect under any such contract, agreement, lease, or other commitment in respect of which Eternal has not taken adequate steps to prevent such a default from occurring.

     Section  2.08 No Conflict  With Other  Instruments.  The  execution of this
Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify the terms of, any indenture, mortgage, deed of trust, or other material agreement or instrument to which Eternal is a party or to which any of its assets or operations are subject.

     Section 2.09 Governmental Authorizations. Eternal has all licenses, franchises, permits, and other governmental authorizations, that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, as hereinafter provided, no authorization, approval, consent or order of, of registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by Eternal of this Agreement and the consummation by Eternal of the transactions contemplated hereby.

     Section 2.10 Compliance With Laws and Regulations. To the best of its knowledge, Eternal has complied with all applicable statutes and regulations of any federal, state, or other applicable governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of Eternal or except to the extent that noncompliance would not result in the occurrence of any material liability. This compliance includes, but is not limited to, the filing of all reports to date with federal and state securities authorities.

     Section 2.11 Approval of Agreement. The board of directors of Eternal has authorized the execution and delivery of this Agreement by Eternal and has approved this Agreement and the transactions contemplated hereby and will recommend to its shareholders that they approve this Agreement and the transactions contemplated hereby.

     Section 2.12 Continuity of Business Enterprises. Eternal has no commitment or present intention to liquidate Eternal or sell or otherwise dispose of a material portion of Eternal's business or assets following the consummation of the transactions contemplated hereby.

     Section 2.13 Valid Obligation. This Agreement and all agreements and other documents executed by Eternal in connection herewith constitute the valid and binding obligation of Eternal, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

                                   ARTICLE III

                                PLAN OF EXCHANGE

     Section 3.01 The Exchange. On the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined in Section 3.03), each E-Sea Shareholder who shall elect to accept the exchange offer described herein (the "Accepting Shareholders"), shall assign, transfer and deliver, free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, the number of shares of common stock of E-Sea set forth on Schedule 1.18(c) attached hereto, in the aggregate constituting 100% of the issued and outstanding shares of common stock of E-Sea held by each of such shareholders; the objective of such Exchange being the acquisition by Eternal of 100% of the issued and outstanding common stock of E-Sea. In exchange for the transfer of such securities by the E-Sea Shareholders, Eternal shall issue to the E-Sea Shareholders (1) an aggregate of _________ shares of common stock such amount totaling $18,500,000 RMB based as the average closing price of ETLT:OB over the prior calendar month and $18,500,000 reminbi of Eternal to the E-Sea Shareholders as of the Closing Date. In the event the Exchange is consummated, as provided in Section 5.05, but less than 100% of the common stock of E-Sea is delivered to Eternal, the number of Shares and cash issuable by Eternal to the E-Sea Shareholders as described above shall be reduced proportionately. At the Closing, each E-Sea Shareholder shall, on surrender of his certificate or certificates representing such E-Sea shares to Eternal or its registrar or transfer agent, be entitled to receive a certificate or certificates evidencing his proportionate interest in the Initial Shares. Upon consummation of the transaction contemplated herein, assuming participation by all of the E-Sea Shareholders, all of the shares of capital stock of E-Sea shall be held by Eternal.

     In the event, that the average closing price of the shares of ETLT:OB for the one calendar month subsequent to Closing is less than that for the one month prior to Closing, such number of additional shares shall be issued by Eternal to E-Sea as equals 125% of the price differential multiplied by the number of shares previously issued.

     Section  3.02  Closing.   The  closing   ("Closing")  of  the  transactions
contemplated by this Agreement shall be on a date and at such time as the parties may agree ("Closing Date") but not later than October 31, 2005, subject to the right of Eternal or E-Sea to extend such Closing Date by up to an additional thirty (30) days. Such Closing shall take place at a mutually agreeable time and place.

     Section 3.03 Closing Events. At the Closing, Eternal, E-Sea and each of the Accepting Shareholders shall execute, acknowledge, and deliver (or shall ensure to be executed, acknowledged, and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby. Among other things, E-Sea shall provide an opinion of counsel acceptable to Eternal as to such matters as Eternal may reasonably request, which shall include, but not be limited to, a statement, to the effect that (i) to such counsel's best knowledge, after reasonable investigation, from inception until the Closing Date, E-Sea has complied with all applicable statutes and regulations of any federal, state, or other applicable governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of E-Sea or except to the extent that noncompliance would not result in the occurrence of any material liability (such compliance including, but not being limited to, the filing of all reports to date with federal and state securities authorities).

         Section 3.04      Termination.

     (a) This Agreement may be terminated by the board of directors of either Eternal or E-Sea at any time prior to the Closing Date if:

     (i) there shall be any actual or threatened action or proceeding before any court or any governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement and which, in the judgement of such board of directors, made in good faith and based upon the advice of its legal counsel, makes it inadvisable to proceed with the Exchange; or

     (ii) any of the transactions contemplated hereby are disapproved by any regulatory authority whose approval is required to consummate such transactions (which does not include the Securities and Exchange Commission) or in the judgement of such board of directors, made in good faith and based on the advice of counsel, there is substantial likelihood that any such approval will not be obtained or will be obtained only on a condition or conditions which would be unduly burdensome, making it inadvisable to proceed with the Exchange.

In the event of termination pursuant to this paragraph (a) of Section 3.04, no obligation, right or liability shall arise hereunder, and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting, and execution of this Agreement and the transactions herein contemplated in accordance with the Expense Sharing Agreement attached hereto as Exhibit "B".

     (b) This Agreement may be terminated by the board of directors of Eternal at any time prior to the Closing Date if:

     (i) there shall have been any change after the date of the latest balance sheet of E-Sea in the assets, properties, business, or financial condition of E-Sea , which could have a materially adverse effect on the financial statements of E-Sea listed in Section 1.04(a) taken as a whole, except any changes disclosed in the E-Sea Schedules;

     (ii) the board of directors of Eternal determines in good faith that one or more of E-Sea's conditions to Closing has not occurred, through no fault of E-Sea.

     (iii) on or before October 30, 2005 Eternal notifies E-Sea that Eternal's investigation pursuant to Section 4.01 below has uncovered information which it finds unacceptable by the same criteria set forth in Section 1.18; or

     (iv) E-Sea shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of E-Sea contained herein shall be inaccurate in any material respect, where such noncompliance or inaccuracy has not been cured within ten (10) days after written notice thereof.

If this Agreement is terminated pursuant to this paragraph (b) of Section 3.04, this Agreement shall be of no further force or effect, and no obligation, right or liability shall arise hereunder, except that E-Sea shall bear its own costs as well as the reasonable costs of Eternal in connection with the negotiation, preparation, and execution of this Agreement and qualifying the offer and sale of securities to be issued in the Exchange under the registration requirements, or exemption from the registration requirements, of state and federal securities laws.


     (c) This Agreement may be terminated by the board of directors of E-Sea at any time prior to the Closing Date if:

     (i) the board of directors of E-Sea determines in good faith that one or more of Eternal's conditions to Closing has not occurred, through no fault of Eternal;

     (ii) on or before October 30, 2004 E-Sea notifies Eternal that E-Sea's investigation pursuant to Section 4.01 below has uncovered information which it finds unacceptable.

     (iii) Eternal shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Eternal contained herein shall be inaccurate in any material respect, where such noncompliance or inaccuracy has not been cured within ten (10) days after written notice thereof.

If this Agreement is terminated pursuant to this paragraph (c) of Section 3.04, this Agreement shall be of no further force or effect, and no obligation, right or liability shall arise hereunder, except that Eternal shall bear its own costs as well as the reasonable costs of E-Sea and its principal shareholders incurred in connection with the negotiation, preparation and execution of this Agreement.

                                   ARTICLE IV

                                SPECIAL COVENANTS

     Section 4.01 Access to Properties and Records. Eternal and E-Sea will each afford to the officers and authorized representatives of the other full access to the properties, books and records of Eternal or E-Sea , as the case may be, in order that each may have a full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to the business and properties of Eternal or E-Sea, as the case may be, as the other shall from time to time reasonably request. Without limiting the foregoing, as soon as practicable after the end of each fiscal quarter (and in any event through the last fiscal quarter prior to the Closing
Date), each party shall provide the other with quarterly internally prepared and unaudited financial statements.

     Section 4.02 Delivery of Books and Records. At the Closing, E-Sea shall deliver to Eternal the originals of the corporate minute books, books of account, contracts, records, and all other books or documents of E-Sea now in the possession of E-Sea or its representatives.

     Section 4.03 Third Party Consents and Certificates. Eternal and E-Sea agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.


     Section 4.04 Consent of E-Sea Shareholders. E-Sea shall use its best efforts to obtain the consent of all E-Sea Shareholders to participate in the Exchange.

     Section 4.05 Actions Prior to Closing.

     (a) From and after the date of this Agreement until the Closing Date and except as set forth in the E-Sea Schedules or as permitted or contemplated by this Agreement, Eternal (subject to paragraph (d) below) and E-Sea respectively, will each:

     (i) carry on its business in substantially the same manner as it has heretofore;

     (ii) maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

     (iii) maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

     (iv) perform in all material respects all of its obligations under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;

     (v) use its best efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationship with its material suppliers and customers; and

     (vi) fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

     (b) From and after the date of this Agreement until the Closing Date, neither Eternal nor E-Sea will:


     (i) make any changes in their articles or certificate of incorporation or bylaws;

     (ii) take any action described in Section 1.07.

     (iii) enter into or amend any contract, agreement, or other instrument of any of the types described in such party's schedules, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business involving the sale of goods or services; or

         Section 4.06      Sales Under Rule 144 or 145,If Applicable.

     (a) Eternal will use its best efforts to at all times comply with the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including timely filing of all periodic reports required under the provisions of the Exchange Act and the rules and regulations promulgated thereunder.

     (b) Upon being informed in writing by any such person holding restricted stock of Eternal that such person intends to sell any shares under Rule 144, Rule 145 or Regulation S promulgated under the Securities Act (including any rule adopted in substitution or replacement thereof), Eternal will certify in writing to such person that it has filed all of the reports required to be filed by it under the Exchange Act to enable such person to sell such person's restricted stock under Rule 144, 145 or Regulation S, as may be applicable in the circumstances, or will inform such person in writing that it has not filed any such report or reports.

     (c) If any certificate representing any such restricted stock is presented to Eternal's transfer agent for registration of transfer in connection with any sale theretofore made under Rule 144, 145 or Regulation S, provided such certificate is duly endorsed for transfer by the appropriate person(s) or accompanied by a separate stock power duly executed by the appropriate person(s) in each case with reasonable assurances that such endorsements are genuine and effective, and is accompanied by an opinion of counsel satisfactory to Eternal and its counsel that the stock transfer has complied with the requirements of Rule 144, 145 or Regulation S, as the case may be, Eternal will promptly instruct its transfer agent to register such shares and to issue one or more new certificates representing such shares to the transferee and, if appropriate under the provisions of Rule 144, 145 or Regulation S, as the case may be, free of any stop transfer order or restrictive legend. The provisions of this Section
4.16 shall survive the Closing and the consummation of the transactions contemplated by this Agreement.

         Section 4.07      Indemnification.


     (a) E-Sea hereby agrees to indemnify Eternal and each of the officers, agents and directors of Eternal as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentations made under Article I of this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

     (b) Eternal hereby agrees to indemnify E-Sea and each of the officers, agents, and directors of E-Sea and each of the E-Sea Shareholders as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made under Article II of this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

     Section 4.08 Retention of Shares. Eternal hereby warrants to E-Sea and its Shareholders that Eternal is acquiring the shares for investment purposes only and not with an intent to resale the shares. Furthermore, Eternal represents to E-Sea and its Shareholders that on a date two years from the date of Closing, it will own a minimum of 60% of the issued and outstanding shares of E-Sea.

                                    ARTICLE V

     CONDITIONS PRECEDENT TO OBLIGATIONS OF ETERNAL TECHNOLOGIES GROUP, INC.

     The obligations of Eternal under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

     Section 5.01 Accuracy of Representations and Performance of Covenants. The representations and warranties made by E-Sea in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement). E-Sea shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by E-Sea prior to or at the Closing. Eternal shall be furnished with a certificate, signed by a duly authorized executive officer of E-Sea and dated the Closing Date, to the foregoing effect.

     Section 5.02 Officer's Certificate. Eternal shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized officer of E-Sea to the effect that no litigation, proceeding, investigation, or inquiry is pending, or to the best knowledge of E-Sea threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement, or, to the extent not disclosed in the E-Sea Schedules, by or against E-Sea, which might result in any material adverse change in any of the assets, properties, business, or operations of Sea.

     Section 5.03 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any change in the financial condition, business, or operations of E-Sea nor shall any event have occurred which, with the lapse of time or the giving of notice, is determined to be unacceptable using the criteria set forth in Section 1.19.

     Section 5.04 Good Standing. E-Sea shall have received a certificate of good standing from the British Virgin Islands, dated as of a date within ten days prior to the Closing Date certifying that E-Sea is in good standing as a corporation in the British Virgin Islands.

     Section 5.05 Approval by E-Sea Shareholders. The Exchange shall have been approved, and shares delivered in accordance with Section 3.01, by the holders of not less than ninety percent (90%) of the outstanding common stock of E-Sea, unless a lesser number is agreed to by Eternal.

     Section 5.06 No Governmental Prohibition. No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

     Section 5.07 Consents. All consents, approvals, waivers or amendments pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of Eternal and E-Sea after the Closing Date on the basis as presently operated shall have been obtained.


         Section 5.08      Other Items.

     (a) Eternal shall have received a list of E-Sea's shareholders containing the name, address, and number of shares held by each E-Sea shareholder as of the date of Closing, certified by an executive officer of E-Sea as being true, complete and accurate; and

     (b)  Eternal  shall  have  received  such  further   opinions,   documents,
certificates or instruments relating to the transactions contemplated hereby as Eternal may reasonably request.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF E-SEA BIOMEDICAL
                        ENGINEERING CO INTERNATIONAL LTD.
           AND THE E-SEA BIOMEDICAL ENGINEERING CO INTERNATIONAL LTD.
                                  SHAREHOLDERS

     The obligations of E-Sea and the E-Sea Shareholders under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

     Section 6.01 Accuracy of Representations and Performance of Covenants. The representations and warranties made by Eternal in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date.

     Section 6.02 Officer's Certificate. E-Sea shall have been furnished with certificates dated the Closing Date and signed by duly authorized executive officers of Eternal, to the effect that no litigation, proceeding, investigation or inquiry is pending, or to the best knowledge of Eternal threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or by or against Eternal which might result in any material adverse change in any of the assets, properties or operations of Eternal.

     Section 6.03 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any change in the financial condition, business or operations of Eternal.

     Section 6.04 Good Standing. E-Sea shall have received a certificate of good standing from the Secretary of State of the State of Nevada or other appropriate office, dated as of a date within ten days prior to the Closing Date certifying that Eternal is in good standing as a corporation in the State of Nevada and has filed all tax returns required to have been filed by it to date and has paid all taxes reported as due thereon.

     Section 6.05 No Governmental Prohibition. No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

     Section 6.06 Consents. All consents, approvals, waivers or amendments pursuant to all contracts, licenses.

     Section  6.07 Other  Items.  E-Sea shall have  received  further  opinions, documents, certificates, or instruments relating to the transactions contemplated hereby as E-Sea may reasonably request. In addition, E-Sea shall have the right to designate one person to the board of directors of Eternal.

                                   ARTICLE VII

                                  MISCELLANEOUS

     Section 7.01  Brokers.  Eternal and E-Sea agree that,  except as set out on
Schedule 7.01 attached hereto, there were no finders or brokers involved in bringing the parties together or who were instrumental in the negotiation, execution or consummation of this Agreement. Eternal and E-Sea each agree to indemnify the other against any claim by any third person other than those described above for any commission, brokerage, or finder's fee arising from the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

     Section 7.02 Governing Law. This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to the matters of state law, with the laws of the State of N, without giving effect to principles of conflicts of law thereunder. Each of the parties (a) irrevocably consents and agrees that any legal or equitable action or proceedings arising under or in connection with this Agreement shall be brought exclusively in the federal courts of the United States.

     Section 7.03 Notices. Any notice or other communications required or permitted hereunder shall be in writing and shall be sufficiently given if personally delivered to it or sent by telecopy, overnight courier or registered mail or certified mail, postage prepaid, addressed as follows:

         If to Eternal, to:         Sect. D, 5/F, Block A.
                                    Innotech Tower,
                                    235 Nanjing Rd. Heping District,
                                    Tianjin  300052
                                    Attn: Jijun Wu

         With copies to:            Hank Vanderkam, Esq.
                                    Vanderkam & Associates
                                    1301 Travis, #1200
                                    Houston, Texas 77002

         If to E-Sea, to:           607-612 Block B, Yingdali Digital Park
                                    Hongmian Rod
                                    Futian Bonded Zane
                                    Shenzhen, China 518038
                                    86-0755-2533-1121 telephone
                                    86-0755-2533-1151 facsimile
                                    Coffee322@163.com
                                    Attn: Mr. Liu Tielian


         With copies to:            _______________________
                                    _______________________
                                    _______________________
or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier, (iii) upon dispatch, if transmitted by telecopy and receipt is confirmed by telephone and (iv) three (3) days after mailing, if sent by registered or certified mail.


     Section 7.04 Attorney's Fees. In the event that either party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing party shall be reimbursed by the losing party for all costs, including reasonable attorney's fees, incurred in connection therewith and in enforcing or collecting any judgement rendered therein.

     Section 7.05 Confidentiality. Each party hereto agrees with the other that, unless and until the transactions contemplated by this Agreement have been consummated, it and its representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except (i) to the extent such data or information is published, is a matter of public knowledge, or is required by law to be published; or (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement. In the event of the termination of this Agreement, each party shall return to the other party all documents and other materials obtained by it or on its behalf and shall destroy all copies, digests, work papers, abstracts or other materials relating thereto, and each party will continue to comply with the confidentiality provisions set forth herein.

     Section  7.06  Public   Announcements  and  Filings.   Unless  required  by
applicable law or regulatory authority, none of the parties will issue any report, statement or press release to the general public, to the trade, to the general trade or trade press, or to any third party (other than its advisors and representatives in connection with the transactions contemplated hereby) or file any document, relating to this Agreement and the trans actions contemplated hereby, except as may be mutually agreed by the parties. Copies of any such filings, public announcements or disclosures, including any announcements or disclosures mandated by law or regulatory authorities, shall be delivered to each party at least one (1) business day prior to the release thereof.

     Section 7.07 Schedules; Knowledge. Each party is presumed to have full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

     Section 7.08 Third Party Beneficiaries. This contract is strictly between Eternal and E-Sea, and, except as specifically provided, no director, officer, stockholder (other than the E-Sea Shareholders), employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

     Section 7.09 Expenses. Subject to Sections 3.05 and 7.04 above, whether or not the Exchange is consummated, each of Eternal and E-Sea will bear their own respective expenses, including legal, accounting and professional fees, incurred in connection with the Exchange or any of the other transactions contemplated hereby.

     Section 7.10 Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter thereof and supersedes all prior agreements, understandings and negotiations, written or oral, with respect to such subject matter.

     Section 7.11 Survival; Termination. The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of two years.

     Section 7.12 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. For purposes of this agreement, facsimile signatures shall be deemed original signatures.

     Section 7.13 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may by amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

     Section 7.14 Best Efforts. Subject to the terms and conditions herein provided, each party shall use its best efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that the transactions contemplated hereby shall be consummated as soon as practicable. Each party also agrees that it shall use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective this Agreement and the transactions contemplated herein.

     IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first-above written.

ATTEST:                                     /s/_____________.
/s/                                         BY: Eternal Technologies Group,Inc.
Secretary or Assistant Secretary                Chairman
                                                JiJun Wu

ATTEST:                                     /s/_____________

/s/                                         BY: E-Sea Biomedical Engineering Co.
                                                International, Ltd.
                                                Chairman
Secretary or Assistant Secretary                Liu Tielian


     The undersigned shareholders of E-Sea through their designated representatives, Mr. Liu Tielian and Mr. Ou Liming hereby agree to participate in the Exchange on the terms set forth above. Subject to Section 7.11 above, each of the undersigned hereby represents and affirms that he has read each of the representations and warranties of E-Sea set out in Article I hereof and that, to the best of his knowledge, all of such representations and warranties are true and correct.


                                                   /s/_________, individually
                                                   Mr. Liu Tielian

                                                   /s/_________, individually
                                                   Ou Liming






































99.1     Corrected Press Release dated June 7, 2005